UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2018 (November 27, 2017)

Date of Report (Date of earliest event reported)

GRIPEVINE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-19663	35-2511643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1282A Cornwall Road Oakville, Ontario Canada	L6J 7W5
(Address of principal executive offices)	(Zip Code)

(855) 474-7384

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Director or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on November 24, 2017, Mr. James Liolios resigned as a member of the Board of Directors of Gripevine, Inc. (the “Company”). Effective November 27, 2017, the Board of Directors of the Company (the “Board”) appointed Ms. Helen Bernardino as a director of the Company to fill the vacancy created by Mr. Liolios’ resignation.

Ms. Bernardino, age 58, has over 25 years of experience in the corporate industry. She was one of the early innovators of the online pharmacy space where she brought many innovative changes to the industry. Ms. Bernardino currently serves as Chief Operating Officer of My Private Pharmacy. Ms. Bernardino served as Chief Operating Officer of Suburban Drugs from April 1991 to February 2009, and as the Chief Executive Officer of RF Drugs from April 2003 to January 2009. RF Drugs was one of the first Online Pharmacies at that time.

The term of Ms. Bernardino’s appointment as a director of the Company shall be one year or until the next annual meeting of the stockholders. In connection with Ms. Bernardino’s appointment, the Board granted her an option to purchase 120,000 shares of common stock of the Company, par value $0.001 (“Common Stock”), at an exercise price of $0.20 per share. Such option shall have a term of five (5) years and vested immediately upon the effective date of her appointment, November 27, 2017.

There are no understandings or arrangements between Ms. Bernardino and any other person pursuant to which Ms. Bernardino was selected as a director. There is no family relationship between Ms. Bernardino with any of our other officers and directors, or person nominated or chosen by the Company to become an officer or director. Except for the compensation arrangement described above, Ms. Bernardino has not had any transaction with us since the beginning of our last fiscal year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIPEVINE INC.

Date: January 9, 2018	By:	/s/ Richard Hue
	Name:	Richard Hue
	Title:	Chief Executive Officer, President, Secretary, Treasurer, Chief Financial Officer and Director

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